FREE MARKET FUNDS
FREE MARKET U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2022 (UNAUDITED)

	NUMBER OF SHARES	VALUE
DOMESTIC EQUITY FUNDS — 99.9%
iShares Core S&P 500 ETF	573,586	$234,780,222
iShares MSCI USA Value Factor ETF	2,952,200	288,990,858
U.S. Large Cap Value Portfolio III (a)	19,432,293	575,584,523
U.S. Large Cap Value Series (a)	2,825,615	196,804,116
U.S. Large Company Portfolio (a)	9,702,781	282,253,901
U.S. Micro Cap Portfolio (c)	20,601,683	521,634,623
U.S. Small Cap Portfolio (c)	12,201,607	523,326,945
U.S. Small Cap Value Portfolio (c)	20,110,278	888,069,870
TOTAL DOMESTIC EQUITY FUNDS
(Cost $2,174,628,446)		3,511,445,058

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 3.76%*	2,019,403	2,019,403
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,019,403)		2,019,403
TOTAL INVESTMENTS — 100.0%
(Cost $2,176,647,849)		3,513,464,461
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		256,221
NET ASSETS — 100.0%		$3,513,720,682

* Seven-day yield as of November 30, 2022.
(a) A portfolio of Dimensional Investment Group Inc.
(b) A portfolio of DFA Investment Trust Company.
(c) A portfolio of DFA Investment Dimensions Group Inc.
ETF Exchange-Traded Fund
Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the portfolio of investments.

FREE MARKET FUNDS
NOTES TO PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2022 (UNAUDITED)

PORTFOLIO VALUATION — Investments in the underlying fund are valued at the Free Market U.S. Equity Fund (“Fund”) net asset value (“NAV”) is calculated once daily at the at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. As required, some securities and assets may be valued at fair value as determined in good faith by the RBB Fund, Inc.’s Board of Directors. Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Relying on prices supplied by pricing services using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.
• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of November 30, 2022, in valuing the Fund's investments carried at fair value:

FREE MARKET U.S. EQUITY FUND
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$3,511,445,058	$3,314,640,942	$-	$-	$196,804,116
Short-Term Investments	2,019,403	2,019,403	-		-
Total Investments**	$3,513,464,461	$3,316,660,345	$-	$-	$196,804,116

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

** Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ending November 30, 2022, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.